Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Equity
Equity
We currently sponsor employee and director stock option and restricted stock plans. Employee and director stock-based compensation expenses recognized for both stock options and restricted stock in the accompanying consolidated statements of income was $123 million, $111 million and $82 million for the years ended December 31, 2016, 2015 and 2014, respectively. The amount expensed for the years ended December 31, 2016, 2015 and 2014 is net of $13 million, $11 million and $7 million, respectively, of stock-based compensation that was capitalized as software development costs.
In March 2016, we early adopted ASU 2016-09, Stock Compensation (Topic 718) - Improvements to Employee Share-Based Payment Accounting, on a prospective basis (Note 2). Under the requirements of ASU 2016-09, we recognized $15 million in excess tax benefits for tax deductions in excess of cumulative compensation expenses for financial reporting purposes for the year ended December 31, 2016 through our consolidated statement of income. In addition, according to the guidance of ASU 2016-09, we made no adjustments for any excess tax benefits previously recorded in equity. For the years ended December 31, 2015 and 2014, we recognized excess tax benefits of $19 million and $26 million, respectively, as an increase to the additional paid-in capital balance.
As of December 31, 2016, we had 14.3 million shares in total under various equity plans that are available for future issuance as stock option and restricted stock awards.
Stock Split
As discussed in Note 2, on November 3, 2016, a 5-for-1 split of our common stock was effected in the form of a four share stock dividend per share of common stock to shareholders of record as of the close of market on October 27, 2016. All share and earnings per share information has been retroactively adjusted to reflect the stock split.
Stock Option Plans
Stock options are granted at the discretion of the compensation committee of the board of directors. All stock options are granted at an exercise price equal to the fair value of the common stock on the date of grant. The grant date fair value is based on the closing stock price on the date of grant as well as certain other assumptions. The fair value of the stock options on the date of grant is recognized as expense ratably over the vesting period, net of estimated forfeitures. We may grant, under provisions of the plans, both incentive stock options and nonqualified stock options. The options generally vest over three years, but can vest at different intervals based on the compensation committee’s determination and the terms of the equity plans. Generally, options may be exercised up to ten years after the date of grant, but expire either 14 or 60 days after termination of employment unless an employee's employment agreement specifies otherwise. The shares of common stock issued under our stock option plans are made available from authorized and unissued common stock or treasury shares. The following is a summary of stock options for the years ended December 31, 2016, 2015 and 2014:

	Number of Options	Weighted Average Exercise Price per Option
Outstanding at January 1, 2014	4,361,735	$19.58
Granted	771,010	41.37
Exercised	(1,318,410)	10.37
Outstanding at December 31, 2014	3,814,335	27.21
Granted	882,335	41.59
Exercised	(823,915)	20.40
Outstanding at December 31, 2015	3,872,755	31.93
Granted	751,615	50.01
Exercised	(745,665)	28.73
Outstanding at December 31, 2016	3,878,705	36.05

Details of stock options outstanding as of December 31, 2016 are as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (In millions)
Vested or expected to vest	3,878,705	$36.05	6.6	$79
Exercisable	2,787,525	$31.61	5.8	$69

The total intrinsic value of stock options exercised during the years ended December 31, 2016, 2015 and 2014 was $18 million, $22 million and $39 million, respectively. As of December 31, 2016, there was $8 million in total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.7 years as the stock options vest.
Of the options outstanding at December 31, 2016, 2,787,525 were exercisable at a weighted-average exercise price of $31.61. Of the options outstanding at December 31, 2015, 2,699,865 were exercisable at a weighted-average exercise price of $27.87. Of the options outstanding at December 31, 2014, 2,809,220 were exercisable at a weighted-average exercise price of $23.33.
We use the Black-Scholes option pricing model for purposes of valuing stock option awards. During the years ended December 31, 2016, 2015 and 2014, we used the assumptions in the table below to compute the value of all options for shares of common stock granted to employees:

	Year Ended December 31,
Assumptions	2016	2015	2014
Risk-free interest rate	1.51%	1.08%	1.23%
Expected life in years	5.0	5.0	5.0
Expected volatility	24%	24%	27%
Expected dividend yield	1.36%	1.25%	1.26%
Estimated fair value of options granted per share	$9.88	$8.19	$9.05

The risk-free interest rate is based on the zero-coupon U.S. Treasury yield curve in effect at the time of grant. The expected life computation is derived from historical exercise patterns and anticipated future patterns. Expected volatilities are based on historical volatility of our stock.
Restricted Stock Plans
Restricted stock units are granted at the discretion of the compensation committee of the board of directors. We granted 3,251,017, 3,457,590 and 2,801,900 time-based and performance-based restricted stock units during the years ended December 31, 2016, 2015 and 2014, respectively, including 2,325,985, 1,871,785 and 1,929,485 time-based restricted stock units during the years ended December 31, 2016, 2015 and 2014, respectively. The grant date fair value of each award is based on the closing stock price at the date of grant. The fair value of the time-based restricted stock units on the date of grant is recognized as expense ratably over the vesting period, which is typically three years, net of forfeitures. Granted but unvested shares are generally forfeited upon termination of employment. When restricted stock is forfeited, compensation costs previously recognized for unvested shares are reversed. Until the shares vest and are issued, the participants have no voting or dividend rights and the shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Unvested restricted stock earns dividend equivalents which are paid in cash on the vesting date.
We recognize compensation costs, net of forfeitures, using an accelerated attribution method over the vesting period for awards with performance conditions. Compensation costs for such awards are recognized only if it is probable that the condition will be satisfied. If we initially determine that it is not probable that the performance condition will be satisfied and later determine that it is probable that the performance condition will be satisfied, or vice versa, the effect of the change in estimate is accounted for in the period of change by recording a cumulative catch-up adjustment to retroactively apply the new estimate. We recognize the remaining compensation costs over the remaining vesting period. Our compensation committee, pursuant to the terms of the equity plans and the authority delegated to it by our board of directors, can make equitable adjustments to the performance condition in recognition of unusual or non-recurring events.
In January 2017, we reserved a maximum of 1,534,218 restricted shares for potential issuance as performance-based restricted shares to certain of our employees. The number of shares that will ultimately be granted under this award will be based on our actual financial performance as compared to financial performance targets set by our board of directors and compensation committee for the year ending December 31, 2017, as well as our total 2017 shareholder return as compared to that of the S&P 500 Index.
The grant date of this award was January 18, 2017, which was the date when we and our employees reached a mutual understanding of award terms, and the service inception date as that is the date when the requisite service period began. The maximum compensation expense to be recognized under these performance-based restricted shares is $85 million if the maximum financial performance target is met and all 1,534,218 shares vest. The compensation expense to be recognized under these performance-based restricted shares will be $42 million if the target financial performance is met, which would result in 767,109 shares vesting. We will recognize expense on an accelerated basis over the three-year vesting period based on our quarterly assessment of the probable 2017 actual financial performance as compared to the 2017 financial performance targets. If the market condition is not achieved, the grant date fair value of the award will not be affected since the grant date fair value gave consideration to the probability of market condition achievement.
In January 2016, we reserved a maximum of 1,654,620 restricted shares for potential issuance as performance-based restricted shares for certain of our employees. These restricted shares were subject to a market condition that could have reduced the number of shares that were granted if our 2016 total shareholder return fell below that of the 2016 return of the S&P 500 Index and if we achieved above target financial performance level. Our total shareholder return for the year ended December 31, 2016 was higher than the 2016 return of the S&P 500 Index. Therefore, no share reduction was required. Based on our actual 2016 financial performance as compared to the 2016 financial performance level thresholds, 925,032 restricted shares were granted, which resulted in $45 million in compensation expenses that will be expensed over the three-year accelerated vesting period, including $26 million that was expensed during the year ended December 31, 2016.
The grant date fair values of the awards with a market condition were estimated based on our stock price on the grant date, the valuation of historical awards with market conditions, the relatively low likelihood that the market condition will affect the number of shares granted (as the market condition only affects shares granted in excess of certain financial performance targets), and our expectation of achieving the financial performance targets. The grant date fair value of the awards, when considering the impact of the market condition on fair value, was determined to not be materially different from our stock price on the respective grant dates.
Restricted shares are used as an incentive to attract and retain qualified employees and to increase shareholder returns with actual performance linked to both short and long-term shareholder return. Our equity plans include a change in control provision that may accelerate vesting on both the time-based and performance-based restricted shares if the awards are not assumed by an acquirer in the case of a change in control. The following is a summary of the nonvested restricted shares under all plans discussed above for the years ended December 31, 2016, 2015 and 2014:

	Number of Restricted Stock Shares	Weighted Average Grant-Date Fair Value per Share
Nonvested at January 1, 2014	6,172,760	$29.40
Granted	2,801,900	40.98
Vested	(3,276,460)	29.23
Forfeited	(343,225)	32.57
Nonvested at December 31, 2014	5,354,975	35.36
Granted	3,457,590	42.09
Vested	(2,182,805)	31.98
Forfeited	(358,585)	33.90
Nonvested at December 31, 2015	6,271,175	39.99
Granted	3,251,017	50.06
Vested	(2,640,640)	38.05
Forfeited	(443,210)	45.51
Nonvested at December 31, 2016	6,438,342	45.33

Restricted stock shares granted in the table above include both time-based and performance-based grants. Performance-based shares have been presented to reflect the actual shares to be issued based on the achievement of past performance targets. Non-vested performance-based restricted shares granted are presented in the table above at the maximum number of restricted shares that would vest if the maximum performance targets are met. As of December 31, 2016, there were $119 million in total unrecognized compensation costs related to the time-based restricted stock and the performance-based restricted stock. These costs are expected to be recognized over a weighted-average period of 1.2 years as the restricted stock vests. These unrecognized compensation costs assume that a target performance level will be met on the performance-based restricted shares granted in January 2017. During the years ended December 31, 2016, 2015 and 2014, the total fair value of restricted stock vested under all restricted stock plans was $130 million, $96 million and $138 million, respectively.
Treasury Stock
During the years ended December 31, 2016, 2015 and 2014, we received 1,074,162 shares, 979,295 shares and 1,203,380 shares, respectively, of common stock from certain of our employees related to tax withholdings made by us on our employee’s behalf for restricted stock and stock option exercises. We recorded the receipt of the shares as treasury stock. Treasury stock activity is presented in the accompanying consolidated statements of changes in equity, accumulated other comprehensive income (loss) and redeemable non-controlling interest.
In connection with the record date for the 5-for-1 stock split on October 27, 2016, all shares of common stock held by us as treasury shares were canceled and extinguished. Therefore, as of the close of market on October 27, 2016, all 35,273,515 outstanding treasury stock shares were retired. In connection with the retirement, of the $1.5 billion value assigned to the treasury stock shares, $1.1 billion was allocated to additional paid-in capital and $370 million was allocated to retained earnings. The amount allocated to additional paid-in capital was determined based on the paid-in capital per share generated from the historical issuances of these treasury shares.
Stock Repurchase Program
During the years ended December 31, 2016, 2015 and 2014, we repurchased 902,920 shares, 14,343,845 shares and 16,157,420 shares, respectively, of our outstanding common stock at a cost of $50 million, $660 million and $645 million, respectively. These repurchases were completed under stock repurchase plans authorized by our board of directors. In connection with our acquisition of Interactive Data during the fourth quarter of 2015, we suspended our stock repurchase plan and it expired shortly thereafter. The timing and extent of future repurchases that are not made pursuant to a Rule 10b5-1 trading plan will be at our discretion and will depend upon many conditions. Our management and board of directors periodically review whether or not to be active in repurchasing our stock. In making a determination regarding any stock repurchases, we consider multiple factors. The factors may include: overall stock market conditions, our common stock price movements, the remaining amount authorized for repurchases by our board of directors, the potential impact of a stock repurchase program on our corporate debt ratings, our expected free cash flow and working capital needs, our current and future planned strategic growth initiatives, and other potential uses of our cash and capital resources.
In August 2016, our board of directors approved an aggregate of $1.0 billion for future repurchases of our common stock with no fixed expiration date, subject to applicable laws and regulations. The shares repurchased are held in treasury stock. As of December 31, 2016, the remaining board authorization permits repurchases of up to $950 million of our common stock with no fixed expiration date. We expect funding for any share repurchases to come from our operating cash flow or borrowings under our debt facilities or commercial paper program.
Repurchases may be made from time to time on the open market, through established plans, in privately-negotiated transactions or otherwise, in accordance with all applicable securities laws, rules and regulations. We have entered into a Rule 10b5-1 trading plan, as authorized by our board of directors, to govern some or all of the repurchases of our shares of common stock, and we began to repurchase shares in October 2016. We may discontinue the stock repurchases at any time and may amend or terminate the Rule 10b5-1 trading plan at any time. The approval of our board of directors for the share repurchases does not obligate us to acquire any particular amount of our common stock. In addition, our board of directors may increase or decrease the amount of capacity we have for repurchases from time to time. We repurchased shares of our common stock in the open market during the periods presented as follows:

	Number of Shares	Average Repurchase Price Per Share	Amount (in millions)
2016
Fourth quarter	902,920	$55.42	$50
Total open market common stock repurchases	902,920		$50

2015
Fourth quarter	1,163,975	$47.14	$56
Third quarter	4,455,675	46.27	206
Second quarter	4,362,695	46.44	202
First quarter	4,361,500	45.06	196
Total open market common stock repurchases	14,343,845		$660

Dividends
The declaration of dividends is subject to the discretion of our board of directors, and may be affected by various factors, including our future earnings, financial condition, capital requirements, levels of indebtedness, credit ratings and other considerations our board of directors deem relevant. Our board of directors has adopted a quarterly dividend declaration policy providing that the declaration of any dividends will be determined quarterly by the board or audit committee of the board of directors taking into account such factors as our evolving business model, prevailing business conditions and our financial results and capital requirements, without a predetermined annual net income payout ratio. We declared and paid cash dividends per share during the periods presented as follows:

	Dividends Per Share	Amount (in millions)
2016
Fourth quarter	$0.17	$102
Third quarter	0.17	102
Second quarter	0.17	103
First quarter	0.17	102
Total cash dividends declared and paid	0.68	$409

2015
Fourth quarter	$0.15	$90
Third quarter	0.15	83
Second quarter	0.15	85
First quarter	0.13	73
Total cash dividends declared and paid	$0.58	$331